                                                                    EXHIBIT 10.6

SUBLEASE

1.   PARTIES.

     The Sublease, dated August 31, 1998 is made between US Interactive, Inc.
                         ---------------                 --------------------
     ("Sublessor") and Network Access Solutions, Inc. ("Sublessee").
                       -----------------------------
2.   MASTER LEASE.

     Sublessor is the lessee under a written lease dated March 4, 1998 wherein
                                                         -------------
     Morehall Associates, L.P. ("Lessor") leased the real property located in
     -------------------------
     the building commonly known as 7 Great Valley Parkway, Malvern, PA., in
                                    -------------------------------------
     township of East Whiteland County of Chester, State of Pennsylvania,
                 --------------           -------           ------------
     ("Master Premises"). Said lease has been amended by the following amendment dated 12/18/97; said lease and amendments are herein collectively referred
           --------
     to as the "Master Lease" and are attached hereto as Exhibit "A." Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Master Lease.

3.   PREMISES.

     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): 3,514 square feet, as more particularly depicted on the plan
                    -----------------
     attached hereto as Exhibit "B."

4.   WARRANTY BY SUBLESSOR.

     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.   TERM.

     The Term of this Sublease shall commence on December 15, 1998
                                                 -----------  ----
     ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur and end on February 28, 2002 ("Termination Date"), unless otherwise sooner
            -----------  ----
     terminated in accordance with the provisions of the Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possesison to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within fifteen (15) days after the Commencement Date, upon possession Subleasee shall receive one (1) day free rent for each day of delayed occupancy beyond 1/1/99. If Sublessor permits Sublessee to take possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.   RENT

     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, set off notice or demand, at Sublessor's office - 2012
                                                     -------------------------
     Renaissance Drive (prior to occupancy - security deposit and advance rent
     -------------------------------------------------------------------------
     sent to 7 Great Valley Parkway) or at such other place as Sublessor shall
     ------------------------------
     designate from time to time by notice to Sublessee the sum of Four thousand
                                                                   -------------
     six hundred six dollars ($4,606) per month, in advance on the date which is
     -----------------------
     five (5) business days prior to the date when Sublessee must pay its monthly installment of Minimum Annual Rent under the Master Lease, each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Six thousand nine hundred nine dollars ($6,909) as rent
                         --------------------------------------
     for 1/2 December 1998 and January 1999.  If the Term begins or ends on a
         ----------------------------------
     day other than the first or last day of a month, the rent for the partial month shall be prorated on a per diem basis.

     6.2 Operating Expenses. If the Master Lease requires Sublessor to pay Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Expenses"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent an amount equal to the product of (a) the Operating Expenses and (b) a fraction (i) the numerator of which shall be the area (in square feet) of the Premises, and (ii) the denominator of which shall be the area (in square feet) of the Master Premises for Operating Expenses incurred during the Term. Such additional rent shall be payable five (5) business days prior to the date when Operating Expenses are payable by Sublessor to Lessor. By way of example, the Operating Expenses for 1998 are $2,518 per month. If the Master Lease provides for the payment by Sublessor of Operating Expenses on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Expenses are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration of termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Expenses during the Term.

7.   SECURITY DEPOSIT

     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Four thousand six hundred six dollars ($4,606) as security for
            -------------------------------------
     Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit). Security shall be placed in an interest bearing account with proceeds enuring to the Sublessee. If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or

     Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.   USE OF PREMISES.

     The Premises shall be used and occupied only for such use(s) as permitted under the Master Lease and for no other use or purpose.

9.   OTHER PROVISIONS OF SUBLEASE.

     Except to the extent made inapplicable (pursuant to section 16(b) below) or otherwise modified by the terms of this Sublease, all terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder (it being understood that Sublessor's obligation and ability to perform obligations of the Lessor incorporated herein under the Master Lease may be dependent upon the approval of and/or performance by Lessor, over which Sublessor has no control). Sublessor and Subleasee assume and agree to perform their respective obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall to commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall use reasonable efforts in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee; provided however, that

     Sublessor shall not be liable to Sublessee for any failure of Lessor to perform its obligations under the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for all damages suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall to constitute a default or breach hereunder.

10.  BROKER PARTICIPATION.

     Sublessor and Sublessee warrant and represent that they have dealt with no real estate broker in connection with this Sublease other than Smith Mack & Co., Inc. ("Broker") and CB Richard Ellis and that no other broker is
                              ----------------
     entitled to any commission on account of this Sublease. Sublessor and Sublessee shall each indemnify, hold harmless and defend the other form any and all claims, actual or threatened, for compensation by any such third person, by reason of Sublessor's or Sublessee's breach of its representations contained in this paragraph.

11.  ATTORNEYS' FEES.

     If Sublessor, Sublessee or Broker shall commence an action against the other arising out of or in connection with this Sublease the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

12.  CONSENT BY LESSOR.

     THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

Date: 10/8/98                          Date: 9/24/98

Sublessor: US Interactive, Inc.        Sublessee: Network Access Solutions, Inc.
          ---------------------                  -------------------------------
By: /s/ Stephen Zarrilli               By: /s/ Scott Yancey
   ---------------------                  -----------------
Title: Chief Financial Officer         Title: Chief Financial Officer
      ----------------------------           ------------------------


                         LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease hereby consents to the following Sublease without waiver of any restriction in the Master Lease concerning further assignment of subletting. Lessor certifies that as of the date of Lessor's execution hereof Sublessor is not in default of breach of any of the provisions of the Master Lease and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Date:____________________________________

Lessor: Morehall Associates, L.P.
       ----------------------------------

By:______________________________________

Title:___________________________________